UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 18, 2007

Digital Lifestyles Group Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-27828	13-3779546
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

727 Brea Canyon Road, Walnut, California		91789
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(909) 869-0595

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 18, 2007, the Company received written correspondence from Jay Furrow indicating that Mr. Furrow was resigning his position effective as of that day as a member of our Board of Directors. A copy of the correspondence is attached as Exhibit 17.1 to this Current Report on Form 8-K.

On April 19, 2007, the Company issued a press release, which is attached hereto and incorporated herein by reference as Exhibit 99.1 to this Current Report on Form 8-K, regarding the resignation of Mr. Furrow as a director of the Company.

Item 9.01 Financial Statements and Exhibits.

17.1 Correspondence on Departure of Officer and Director dated April 18, 2007

99.1 Press Release dated April 19, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Lifestyles Group Inc.

April 19, 2007	By:	/s/ L.E. Smith

Name: L.E. Smith
Title: CEO

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Exhibit Index

Exhibit No.	Description

17.1	Correspondence on Departure of Officer and Director dated April 18, 2007
99.1	Press Release dated April 19, 2007